                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      September 29, 1997


        COPLEY PENSION PROPERTIES VI; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-17807                             04-2988542
(Commission File Number)      (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                            02110
(Address of principal executive offices)      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on October 8, 1997.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On September 29, 1997, Copley Pension Properties VI; A Real Estate Limited Partnership (the "Partnership") sold its property known as Stemmons Industrial located at 13405 North Stemmons Freeway, Farmers Branch, Texas. The property was sold to an unrelated third party for total gross proceeds of $4,500,000. The terms of the sale were determined by arms-length negotiation between the buyer and AEW Real Estate Advisors, Inc., on behalf of the seller. The Partnership received net proceeds of $4,334,193 and recognized a gain of $248,172.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     a.)  Financial statements of businesses acquired.

          Not Applicable.

     b.)  Pro Forma Financial Information.

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended June 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 1997    COPLEY PENSION PROPERTIES VI;
                            A REAL ESTATE LIMITED PARTNERSHIP
                            (Registrant)


                             By:  Sixth Copley Corp.
                                  Managing General Partner


                             By:  Wesley M. Gardiner, Jr.
                             --------------------------------
                             Name:  Wesley M. Gardiner, Jr.
                             Title: President

Copley Pension Properties VI;                                         EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1997
Unaudited

                                                                                Pro Forma                 June 30, 1997
                                                   June 30, 1997                Adjustment                  Pro Forma
                                                   -------------                ----------                  ---------
ASSETS

Real estate investments:
       Joint ventures                                   $15,240,872                        -                     $15,240,872
       Property, net                                      8,278,828               (3,950,132)(a)                   4,328,696
                                                --------------------        -----------------       -------------------------
                                                         23,519,700               (3,950,132)                     19,569,568

Cash and cash equivalents                                 3,927,409                4,283,575 (a)                   8,210,984
Short-term investments                                    1,260,485                        -                       1,260,485
                                                -------------------         ----------------        -------------------------
                                                        $28,707,594                 $333,443                     $29,041,037
                                                ====================        =================       =========================

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                            $87,161                    5,000 (g)                     $92,161
Accrued management fee                                       51,517                        -                          51,517
Deferred disposition fees                                   582,677                  135,000 (b)                     717,677
                                                --------------------        -----------------       -------------------------

Total liabilities                                           721,355                  140,000                         861,355
                                                --------------------        -----------------       -------------------------

Partners' capital (deficit):
      Limited partners ($768.98 per unit;
        160,000 units authorized, 48,788
        units issued and outstanding)                    28,026,332                  191,509 (a)                  28,217,841
      General partners                                      (40,093)                   1,934 (a)                     (38,159)
                                                --------------------        -----------------       -------------------------

Total partners' capital                                  27,986,239                  193,443                      28,179,682
                                                --------------------        -----------------       -------------------------
                                                        $28,707,594                 $333,443                     $29,041,037
                                                ====================        =================       =========================

Copley Pension Properties VI;                                          EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                                                          Pro Forma            December 31, 1996
                                                            December 31, 1996             Adjustment              Pro Forma
                                                           -------------------        -----------------        ----------------
Investment Activity
Property rentals                                                     $818,078                  (72,074)(c)            $746,004
Property operating expenses                                          (369,959)                 162,216 (c)            (207,743)
Depreciation and amortization                                        (286,940)                 152,416 (c)            (134,524)
                                                           -------------------        -----------------        ----------------
                                                                      161,179                  242,558                 403,737

Joint venture earnings                                              1,164,123                      -                 1,164,123
                                                           -------------------        -----------------        ----------------

     Total real estate operations                                   1,325,302                  242,558               1,567,860

Gain on sale of property                                                  -                    210,068 (a),(h)         210,068
                                                           -------------------        -----------------        ----------------

     Total real estate activity                                     1,325,302                  452,626               1,777,928

Interest on cash equivalents and short term investments               268,223                      -                   268,223
                                                           -------------------        -----------------        ----------------

     Total investment activity                                      1,593,525                  452,626               2,046,151

Portfolio Expenses

Management fee                                                        206,070                      -                   206,070
General and administrative                                            201,322                   (5,559)(f)             195,763
                                                           -------------------        -----------------        ----------------
                                                                      407,392                   (5,559)                401,833
                                                           -------------------        -----------------        ----------------

Net income                                                         $1,186,133                 $458,185              $1,644,318
                                                           ===================        =================        ================

Net income per limited partnership unit                                $24.07                    $9.30 (d)              $33.37
                                                           ===================        =================        ================
Number of limited partnership units
  outstanding during the period                                        48,788                   48,788                  48,788
                                                           ===================        =================        ================

Copley Pension Properties VI;                                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1997
Unaudited

                                                                                          Pro Forma              June 30, 1997
                                                              June 30, 1997               Adjustment               Pro Forma
                                                           -------------------        -----------------        ------------------
Investment Activity
Property rentals                                                   $  415,032                  (47,821)(e)            $  367,211
Property operating expenses                                          (197,502)                  68,974 (e)              (128,528)
Depreciation and amortization                                        (151,494)                  76,208 (e)               (75,286)
                                                           -------------------        -----------------        ------------------
                                                                       66,036                   97,361                   163,397

Joint venture earnings                                                657,539                        -                   657,539
                                                           -------------------        -----------------        ------------------

     Total real estate operations                                     723,575                   97,361                   820,936

Gain on sale of property                                                    -                  210,068 (a),(h)           210,068
                                                           -------------------        -----------------        ------------------

     Total real estate activity                                       723,575                  307,429                 1,031,004

Interest on cash equivalents and short term investments               134,633                        -                   134,633
                                                           -------------------        -----------------        ------------------

     Total investment activity                                        858,208                  307,429                 1,165,637

Portfolio Expenses

Management fee                                                        103,034                        -                   103,034
General and administrative                                            106,278                        -                   106,278
                                                           -------------------        -----------------        ------------------
                                                                      209,312                        -                   209,312
                                                           -------------------        -----------------        ------------------

Net income                                                         $  648,896               $  307,429                $  956,325
                                                           ===================        =================        ==================

Net income per limited partnership unit                            $    13.17               $     6.24 (d)            $    19.41
                                                           ===================        =================        ==================
Number of limited partnership units
  outstanding during the period                                        48,788                   48,788                    48,788
                                                           ===================        =================        ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal and legal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.

(g) Estimated Legal fees still to be incurred by the Partnership related to the sale. Included in calculation of the gain.

(h) Gain on sale is calculated using the net book value of the asset at June 30, 1997, the most recent interim date for which a balance sheet was required at the time of the original 8-K filing.